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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Civic BanCorp

    We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

San Francisco, California
December 12, 2001

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EXHIBIT 23.2
INDEPENDENT AUDITORS' CONSENT